UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2022

Esperion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150

Ann Arbor, MI

(Address of principal executive offices)

48108

(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Financial Officer

On November 16, 2022, the board of directors (the “Board”) of Esperion Therapeutics, Inc. (the “Company”) appointed Benjamin Halladay as the Company’s Chief Financial Officer pursuant to the terms of an employment agreement with Mr. Halladay (the “Halladay Agreement”), effective as of November 16, 2022 (the “Commencement Date”).

Mr. Halladay has served as the Company’s Senior Director, Financial Planning and Analysis since August 2022. Prior to joining the Company in January 2020, from May 2017 to January 2020, Mr. Halladay was Global Finance Manager at National Oilwell Varco. From February 2016 to May 2017, Mr. Halladay was Senior Financial Analyst at BMC Software. Additionally, from June 2009 to September 2015, Mr. Halladay held multiple roles at Pfizer. Mr. Halladay holds a Bachelor of Arts in History from Syracuse University and a Master in Business Administration from Fordham Gabelli School of Business.

Pursuant to the terms of the Halladay Agreement, Mr. Halladay is entitled to an annual base salary of $429,000. Mr. Halladay is also eligible to be considered for an annual bonus targeted at 40% of his base salary (the “Target Bonus”), subject to the CEO’s assessment of his performance as well as business conditions of the Company.  Mr. Halladay is eligible to participate in the Company’s employee benefit plans generally available to full-time employees, subject to the terms of those plans.

Pursuant to the terms of the Halladay Agreement, if Mr. Halladay’s employment is terminated, within the twelve (12) month period commencing with a Sale Event (as defined in the Halladay Agreement), by the Company other than for Cause (as defined the Halladay Agreement) or by Mr. Halladay for Good Reason (as defined in the Halladay Agreement), subject to Mr. Halladay’s signing the separation agreement and release and the separation agreement and release becoming irrevocable, he will be entitled to receive: (a) an amount equal to the sum of (i) one (1) times his base salary in effect immediately prior to the termination (or his base salary in effect immediately prior to the Sale Event, if higher), and (ii) his Target Bonus; and (b) if he was participating in the Company’s group health plan immediately prior to the date of termination and elects COBRA health continuation, a lump sum cash payment in an amount equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Halladay if he had remained employed by the Company for twelve months after the date of termination. However, in the event that Mr. Halladay’s employment is terminated, at any time other than during the twelve (12) month period commencing with a Sale Event, by the Company other than for Cause, subject to his signing the separation agreement and release and the separation agreement and release becoming irrevocable, Mr. Halladay will be entitled to receive: (a) an amount equal to twelve (12) months of his annual base salary in effect immediately prior to the termination; and (b) if he was participating in the Company’s group health plan immediately prior to the date of termination and elects COBRA health continuation, a monthly cash payment for twelve (12) months or his COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Halladay if he had remained employed by the Company.

In connection with Mr. Halladay’s appointment as Chief Financial Officer, he will enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (File No. 333-188595) filed with the Securities and Exchange Commission (“SEC”) on May 14, 2013. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Mr. Halladay for some expenses, including all reasonable attorneys’ fees, judgments, fines and settlement amounts actually and reasonably incurred by Mr. Halladay in third-party proceedings arising out of his service as one of the Company’s officers.

Mr. Halladay has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Halladay and any other person pursuant to which he was appointed as an officer of the Company.

In connection with Mr. Halladay’s appointment, effective as of November 16, 2022, the Board of Directors of the Company designated Mr. Halladay as an “executive officer” of the Company as such term is defined under Rule 3b-7 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, an “officer” as such term is defined under Rule 16a-1(f) of the Exchange Act, and the “principal financial officer” and the “principal accounting officer” of the Company.

The foregoing summary of the Halladay Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Halladay Agreement, a copy of which is attached as Exhibit 10.1.

Item 7.01. Regulation FD Disclosure.

On November 16, 2022, the Company issued a press release announcing the appointment of Mr. Halladay as the Company’s Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated November 16, 2022, by and between Esperion Therapeutics, Inc. and Benjamin Halladay.

99.1	Press Release dated November 16, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2022	Esperion Therapeutics, Inc.

	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer